UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2010

BOWL AMERICA INCORPORATED
(Exact name of Registrant as specified in its charter)

MARYLAND	1-7829	54-0646173
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6446 Edsall Road, Alexandria, VA	22312
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 5, 2010, Bowl America Incorporated (the “Company”) amended Section 5 of Article VI of its By-Laws to provide that any record date set by the board of directors shall be not more than ninety (90) days prior to the date on which the particular action requiring a determination of stockholders is to be taken. A copy of the amended provision is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Prior to the foregoing amendment, Section 5 of Article VI of the Company’s By-Laws stated that any record date set by the board of directors would be not more than forty (40) days prior to the date on which the particular action requiring a determination of stockholders is to be taken.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

3.1	Amendment to Article VI Section 5 of the Company’s By-Laws, effective October 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: October 7, 2010	By:	/s/ Leslie H. Goldberg
Leslie H. Goldberg President